UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22557

T. Rowe Price Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

1307 Point Street, Baltimore, MD 21231

(Address of principal executive offices)

David Oestreicher

1307 Point Street, Baltimore, MD 21231

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2025

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual Shareholder Report

May 31, 2025

Floating Rate Fund

Investor Class (PRFRX)

This annual shareholder report contains important information about Floating Rate Fund (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N‑CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information atwww.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1‑800‑638‑5660 or info@troweprice.com or contacting your intermediary. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate Fund - Investor Class	$80	0.77%

What drove fund performance during the past 12 months?

  Leveraged loans posted gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, mostly favorable technical conditions, and expectations that the Federal Reserve would keep interest rates “higher for longer” supported the asset class’s performance.

  Compared with the style-specific Morningstar LSTA Performing Loan Index, credit selection in the automotive and cable operators segments aided relative performance, with notable contributions from electric vehicle manufacturer Rivian and broadband communications and video services provider Altice USA. Avoiding troubled issuers that underperformed during the period, including fruit-based beverage company Tropicana and chemicals manufacturing company Ascend Performance Materials added further value.

  Relative to the style-specific benchmark, selection in the health care segment weighed on relative results, partly due to not owning pharmaceutical company Bausch Health throughout most of the period. Within the other telecommunications (aka wirelines) segment, the portfolio’s lower relative weight in Zayo Group and Lumen Technologies detracted as the growth of artificial intelligence technology was a significant performance tailwind for these issuers due to increased fiber demand.

  The fund seeks high current income and some capital appreciation. We continued to position the portfolio defensively with a relative underweight in the B rating tier and a higher average price. We also maintained an underweight to BBs, primarily due to relative value and the pricing on BB new issues, and endeavored to enhance the portfolio’s income potential with second-lien positions from high-conviction issuers.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2025

	Investor Class	Regulatory Benchmark	Strategy Benchmark
2015	10,000	10,000	10,000
2015	9,948	9,945	9,925
2015	9,851	9,988	9,775
2016	9,752	10,164	9,555
2016	10,163	10,299	10,123
2016	10,333	10,539	10,346
2016	10,456	10,205	10,548
2017	10,635	10,308	10,797
2017	10,722	10,462	10,893
2017	10,769	10,591	10,962
2017	10,885	10,533	11,091
2018	10,986	10,360	11,272
2018	11,052	10,423	11,372
2018	11,181	10,480	11,523
2018	11,167	10,391	11,498
2019	11,316	10,689	11,672
2019	11,466	11,090	11,821
2019	11,597	11,546	11,902
2019	11,705	11,513	11,969
2020	11,697	11,937	12,087
2020	11,287	12,134	11,469
2020	11,633	12,293	12,031
2020	11,889	12,351	12,426
2021	12,196	12,102	12,838
2021	12,333	12,085	12,985
2021	12,426	12,283	13,098
2021	12,496	12,209	13,201
2022	12,544	11,782	13,267
2022	12,266	11,091	12,956
2022	12,422	10,868	13,140
2022	12,447	10,641	13,128
2023	12,874	10,637	13,628
2023	12,959	10,854	13,738
2023	13,534	10,738	14,418
2023	13,815	10,767	14,741
2024	14,237	10,991	15,240
2024	14,563	10,995	15,617
2024	14,854	11,522	15,881
2024	15,204	11,507	16,274
2025	15,394	11,629	16,498
2025	15,601	11,596	16,690

202501-4140694, 202507-4488829

F194-052 7/25

Average Annual Total Returns

	1 Year	5 Years	10 Years
Floating Rate Fund (Investor Class)	7.13%	6.69%	4.55%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46	-0.90	1.49
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	6.87	7.79	5.26

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any.Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.The fund’s past performance is not a good predictor of the fund’s future performance.Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$4,204,033
  Number of Portfolio Holdings320
  Investment Advisory Fees Paid (000s)$15,390
  Portfolio Turnover Rate106.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Bank Loans	87.8%
Corporate Bonds	7.8
Preferred Stocks	0.2
Convertible Preferred Stocks	0.1
Asset-Backed Securities	0.0
Short-Term and Other	4.1

Top Ten Holdings (as a % of Net Assets)

Cloud Software Group	2.1%
Applied Systems	2.0
HUB International	2.0
TIH Insurance Holdings	1.8
AssuredPartners	1.8
Asurion	1.6
Medline Borrower	1.6
Epicor Software	1.6
Ellucian Holdings	1.5
Level 3 Financing	1.5

How has the fund changed?

This is a summary of certain material changes to Floating Rate Fund. Effective August 1, 2025, the fund may invest up to 20% of its net assets in fixed rate debt instruments. The fund’s August 1, 2025 prospectus contains more information.

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate Fund

Investor Class (PRFRX)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Annual Shareholder Report

May 31, 2025

Floating Rate Fund

Advisor Class (PAFRX)

This annual shareholder report contains important information about Floating Rate Fund (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N‑CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information atwww.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1‑800‑638‑5660 or info@troweprice.com or contacting your intermediary. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate Fund - Advisor Class	$100	0.97%

What drove fund performance during the past 12 months?

  Leveraged loans posted gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, mostly favorable technical conditions, and expectations that the Federal Reserve would keep interest rates “higher for longer” supported the asset class’s performance.

  Compared with the style-specific Morningstar LSTA Performing Loan Index, credit selection in the automotive and cable operators segments aided relative performance, with notable contributions from electric vehicle manufacturer Rivian and broadband communications and video services provider Altice USA. Avoiding troubled issuers that underperformed during the period, including fruit-based beverage company Tropicana and chemicals manufacturing company Ascend Performance Materials added further value.

  Relative to the style-specific benchmark, selection in the health care segment weighed on relative results, partly due to not owning pharmaceutical company Bausch Health throughout most of the period. Within the other telecommunications (aka wirelines) segment, the portfolio’s lower relative weight in Zayo Group and Lumen Technologies detracted as the growth of artificial intelligence technology was a significant performance tailwind for these issuers due to increased fiber demand.

  The fund seeks high current income and some capital appreciation. We continued to position the portfolio defensively with a relative underweight in the B rating tier and a higher average price. We also maintained an underweight to BBs, primarily due to relative value and the pricing on BB new issues, and endeavored to enhance the portfolio’s income potential with second-lien positions from high-conviction issuers.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2025

	Advisor Class	Regulatory Benchmark	Strategy Benchmark
2015	10,000	10,000	10,000
2015	9,945	9,945	9,925
2015	9,856	9,988	9,775
2016	9,753	10,164	9,555
2016	10,159	10,299	10,123
2016	10,334	10,539	10,346
2016	10,452	10,205	10,548
2017	10,625	10,308	10,797
2017	10,707	10,462	10,893
2017	10,748	10,591	10,962
2017	10,848	10,533	11,091
2018	10,954	10,360	11,272
2018	11,014	10,423	11,372
2018	11,137	10,480	11,523
2018	11,117	10,391	11,498
2019	11,272	10,689	11,672
2019	11,403	11,090	11,821
2019	11,527	11,546	11,902
2019	11,640	11,513	11,969
2020	11,626	11,937	12,087
2020	11,214	12,134	11,469
2020	11,551	12,293	12,031
2020	11,798	12,351	12,426
2021	12,095	12,102	12,838
2021	12,223	12,085	12,985
2021	12,310	12,283	13,098
2021	12,372	12,209	13,201
2022	12,426	11,782	13,267
2022	12,133	11,091	12,956
2022	12,280	10,868	13,140
2022	12,300	10,641	13,128
2023	12,715	10,637	13,628
2023	12,793	10,854	13,738
2023	13,354	10,738	14,418
2023	13,625	10,767	14,741
2024	14,034	10,991	15,240
2024	14,347	10,995	15,617
2024	14,627	11,522	15,881
2024	14,964	11,507	16,274
2025	15,159	11,629	16,498
2025	15,339	11,596	16,690

202501-4140694, 202507-4488829

F294-052 7/25

Average Annual Total Returns

	1 Year	5 Years	10 Years
Floating Rate Fund (Advisor Class)	6.91%	6.46%	4.37%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46	-0.90	1.49
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	6.87	7.79	5.26

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any.Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.The fund’s past performance is not a good predictor of the fund’s future performance.Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$4,204,033
  Number of Portfolio Holdings320
  Investment Advisory Fees Paid (000s)$15,390
  Portfolio Turnover Rate106.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Bank Loans	87.8%
Corporate Bonds	7.8
Preferred Stocks	0.2
Convertible Preferred Stocks	0.1
Asset-Backed Securities	0.0
Short-Term and Other	4.1

Top Ten Holdings (as a % of Net Assets)

Cloud Software Group	2.1%
Applied Systems	2.0
HUB International	2.0
TIH Insurance Holdings	1.8
AssuredPartners	1.8
Asurion	1.6
Medline Borrower	1.6
Epicor Software	1.6
Ellucian Holdings	1.5
Level 3 Financing	1.5

How has the fund changed?

This is a summary of certain material changes to Floating Rate Fund. Effective August 1, 2025, the fund may invest up to 20% of its net assets in fixed rate debt instruments. The fund’s August 1, 2025 prospectus contains more information.

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate Fund

Advisor Class (PAFRX)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Annual Shareholder Report

May 31, 2025

Floating Rate Fund

I Class (TFAIX)

This annual shareholder report contains important information about Floating Rate Fund (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N‑CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information atwww.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1‑800‑638‑5660 or info@troweprice.com or contacting your intermediary. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate Fund - I Class	$66	0.64%

What drove fund performance during the past 12 months?

  Leveraged loans posted gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, mostly favorable technical conditions, and expectations that the Federal Reserve would keep interest rates “higher for longer” supported the asset class’s performance.

  Compared with the style-specific Morningstar LSTA Performing Loan Index, credit selection in the automotive and cable operators segments aided relative performance, with notable contributions from electric vehicle manufacturer Rivian and broadband communications and video services provider Altice USA. Avoiding troubled issuers that underperformed during the period, including fruit-based beverage company Tropicana and chemicals manufacturing company Ascend Performance Materials added further value.

  Relative to the style-specific benchmark, selection in the health care segment weighed on relative results, partly due to not owning pharmaceutical company Bausch Health throughout most of the period. Within the other telecommunications (aka wirelines) segment, the portfolio’s lower relative weight in Zayo Group and Lumen Technologies detracted as the growth of artificial intelligence technology was a significant performance tailwind for these issuers due to increased fiber demand.

  The fund seeks high current income and some capital appreciation. We continued to position the portfolio defensively with a relative underweight in the B rating tier and a higher average price. We also maintained an underweight to BBs, primarily due to relative value and the pricing on BB new issues, and endeavored to enhance the portfolio’s income potential with second-lien positions from high-conviction issuers.

How has the fund performed?

Cumulative Returns of a Hypothetical $500,000 Investment as of May 31, 2025

	I Class	Regulatory Benchmark	Strategy Benchmark
11/29/16	500,000	500,000	500,000
11/30/16	500,562	498,674	500,375
2/28/17	509,251	503,720	512,166
5/31/17	513,569	511,246	516,720
8/31/17	515,949	517,530	520,000
11/30/17	521,133	514,702	526,092
2/28/18	526,665	506,265	534,689
5/31/18	529,995	509,331	539,451
8/31/18	536,356	512,100	546,609
11/30/18	535,296	507,795	545,422
2/28/19	543,205	522,312	553,675
5/31/19	550,010	541,930	560,749
8/31/19	556,460	564,193	564,584
11/30/19	562,402	562,592	567,759
2/29/20	561,587	583,332	573,343
5/31/20	542,699	592,956	544,044
8/31/20	559,460	600,715	570,684
11/30/20	571,312	603,570	589,445
2/28/21	586,845	591,403	609,006
5/31/21	592,953	590,555	615,964
8/31/21	597,648	600,209	621,328
11/30/21	601,824	596,608	626,185
2/28/22	604,307	575,765	629,354
5/31/22	590,528	541,999	614,601
8/31/22	598,876	531,089	623,308
11/30/22	600,337	520,006	622,758
2/28/23	620,420	519,790	646,453
5/31/23	624,721	530,385	651,691
8/31/23	652,685	524,752	683,921
11/30/23	666,437	526,141	699,236
2/29/24	687,028	537,084	722,936
5/31/24	703,711	537,310	740,813
8/31/24	717,221	563,042	753,350
11/30/24	734,394	562,314	771,982
2/28/25	744,554	568,279	782,585
5/31/25	754,832	566,641	791,732

202501-4140694, 202507-4488829

F231-052 7/25

Average Annual Total Returns

	1 Year	5 Years	Since Inception 11/29/16
Floating Rate Fund (I Class)	7.26%	6.82%	4.97%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46	-0.90	1.48
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	6.87	7.79	5.56

The preceding line graph shows the value of a hypothetical $500,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any.Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.The fund’s past performance is not a good predictor of the fund’s future performance.Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$4,204,033
  Number of Portfolio Holdings320
  Investment Advisory Fees Paid (000s)$15,390
  Portfolio Turnover Rate106.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Bank Loans	87.8%
Corporate Bonds	7.8
Preferred Stocks	0.2
Convertible Preferred Stocks	0.1
Asset-Backed Securities	0.0
Short-Term and Other	4.1

Top Ten Holdings (as a % of Net Assets)

Cloud Software Group	2.1%
Applied Systems	2.0
HUB International	2.0
TIH Insurance Holdings	1.8
AssuredPartners	1.8
Asurion	1.6
Medline Borrower	1.6
Epicor Software	1.6
Ellucian Holdings	1.5
Level 3 Financing	1.5

How has the fund changed?

This is a summary of certain material changes to Floating Rate Fund. Effective August 1, 2025, the fund may invest up to 20% of its net assets in fixed rate debt instruments. The fund’s August 1, 2025 prospectus contains more information.

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate Fund

I Class (TFAIX)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Annual Shareholder Report

May 31, 2025

Floating Rate Fund

Z Class (TRIZX)

This annual shareholder report contains important information about Floating Rate Fund (the "fund") for the period of June 1, 2024 to May 31, 2025. You can find the fund’s prospectus, financial information on Form N‑CSR (which includes required tax information for dividends), holdings, proxy voting information, and other information atwww.troweprice.com/prospectus. You can also request this information without charge by contacting T. Rowe Price at 1‑800‑638‑5660 or info@troweprice.com or contacting your intermediary. This report describes changes to the fund that occurred during the reporting period.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Floating Rate Fund - Z Class	$2	0.02%

What drove fund performance during the past 12 months?

  Leveraged loans posted gains in the year ended May 31, 2025, despite growing concerns about the Trump administration’s trade policies during the last few months of the period. The resilient economy, mostly favorable technical conditions, and expectations that the Federal Reserve would keep interest rates “higher for longer” supported the asset class’s performance.

  Compared with the style-specific Morningstar LSTA Performing Loan Index, credit selection in the automotive and cable operators segments aided relative performance, with notable contributions from electric vehicle manufacturer Rivian and broadband communications and video services provider Altice USA. Avoiding troubled issuers that underperformed during the period, including fruit-based beverage company Tropicana and chemicals manufacturing company Ascend Performance Materials added further value.

  Relative to the style-specific benchmark, selection in the health care segment weighed on relative results, partly due to not owning pharmaceutical company Bausch Health throughout most of the period. Within the other telecommunications (aka wirelines) segment, the portfolio’s lower relative weight in Zayo Group and Lumen Technologies detracted as the growth of artificial intelligence technology was a significant performance tailwind for these issuers due to increased fiber demand.

  The fund seeks high current income and some capital appreciation. We continued to position the portfolio defensively with a relative underweight in the B rating tier and a higher average price. We also maintained an underweight to BBs, primarily due to relative value and the pricing on BB new issues, and endeavored to enhance the portfolio’s income potential with second-lien positions from high-conviction issuers.

How has the fund performed?

Cumulative Returns of a Hypothetical $10,000 Investment as of May 31, 2025

	Z Class	Regulatory Benchmark	Strategy Benchmark
3/16/20	10,000	10,000	10,000
5/31/20	10,638	10,215	10,511
8/31/20	10,984	10,349	11,025
11/30/20	11,246	10,398	11,388
2/28/21	11,557	10,188	11,766
5/31/21	11,707	10,173	11,900
8/31/21	11,818	10,340	12,004
11/30/21	11,906	10,278	12,097
2/28/22	11,973	9,919	12,159
5/31/22	11,730	9,337	11,874
8/31/22	11,901	9,149	12,042
11/30/22	11,949	8,958	12,031
2/28/23	12,381	8,954	12,489
5/31/23	12,486	9,137	12,590
8/31/23	13,065	9,040	13,213
11/30/23	13,361	9,064	13,509
2/29/24	13,795	9,252	13,967
5/31/24	14,137	9,256	14,312
8/31/24	14,446	9,700	14,554
11/30/24	14,814	9,687	14,914
2/28/25	15,026	9,790	15,119
5/31/25	15,257	9,762	15,296

202501-4140694, 202507-4488829

F1252-052 7/25

Average Annual Total Returns

	1 Year	5 Years	Since Inception 3/16/20
Floating Rate Fund (Z Class)	7.92%	7.48%	8.45%
Bloomberg U.S. Aggregate Bond Index (Regulatory Benchmark)	5.46	-0.90	-0.46
Morningstar LSTA Performing Loan Index (Strategy Benchmark)	6.87	7.79	8.50

The preceding line graph shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The fund’s performance information included in the line graph and table above is compared with a regulatory required index that represents an overall securities market (Regulatory Benchmark). In addition, the line graph and table may also include one or more indexes that more closely aligns to the fund's investment strategy (Strategy Benchmark(s)). The fund's total return figures reflect the reinvestment of dividends and capital gains, if any.Neither the fund’s returns nor the index returns reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.The fund’s past performance is not a good predictor of the fund’s future performance.Updated performance information can be found at www.troweprice.com.

What are some fund statistics?

Fund Statistics

  Total Net Assets (000s)$4,204,033
  Number of Portfolio Holdings320
  Investment Advisory Fees Paid (000s)$15,390
  Portfolio Turnover Rate106.9%

What did the fund invest in?

Security Allocation (as a % of Net Assets)

Bank Loans	87.8%
Corporate Bonds	7.8
Preferred Stocks	0.2
Convertible Preferred Stocks	0.1
Asset-Backed Securities	0.0
Short-Term and Other	4.1

Top Ten Holdings (as a % of Net Assets)

Cloud Software Group	2.1%
Applied Systems	2.0
HUB International	2.0
TIH Insurance Holdings	1.8
AssuredPartners	1.8
Asurion	1.6
Medline Borrower	1.6
Epicor Software	1.6
Ellucian Holdings	1.5
Level 3 Financing	1.5

How has the fund changed?

This is a summary of certain material changes to Floating Rate Fund. Effective August 1, 2025, the fund may invest up to 20% of its net assets in fixed rate debt instruments. The fund’s August 1, 2025 prospectus contains more information.

If you invest directly with T. Rowe Price, you can elect to receive future shareholder reports or other important documents through electronic delivery by enrolling at www.troweprice.com/paperless. If you invest through a financial intermediary such as an investment advisor, a bank, retirement plan sponsor or a brokerage firm, please contact that organization and ask if it can provide electronic delivery.

Bloomberg and Morningstar do not accept any liability for any errors or omissions in the indexes or data, and hereby expressly disclaim all warranties of originality, accuracy, completeness, timeliness, merchantability and fitness for a particular purpose. No party may rely on any indexes or data contained in this communication. Visit www.troweprice.com/en/us/market-data-disclosures for additional legal notices & disclaimers.

Floating Rate Fund

Z Class (TRIZX)

T. Rowe Price Investment Services, Inc.

1307 Point Street

Baltimore, Maryland 21231

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$46,217	$46,029
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,746,000 and $1,230,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a – b) Report pursuant to Regulation S-X.

Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
May 31, 2025
Financial Statements and Other Information
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRFRX Floating Rate Fund
PAFRX Floating Rate Fund–
.
Advisor Class
TFAIX Floating Rate Fund–
.
I Class
TRIZX Floating Rate Fund–
.
Z Class

T. ROWE PRICE Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
5/31/25 5/31/24 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 9.30 $ 9.02 $ 9.16 $ 9.57 $ 9.11
Investment activities
Net investment income
(1)(2)
0.70 0.80 0.62 0.36 0.37
Net realized and unrealized
gain/loss (0.06) 0.28 (0.12) (0.41) 0.46
Total from investment
activities 0.64 1.08 0.50 (0.05) 0.83
Distributions
Net investment income (0.70) (0.80) (0.63) (0.36) (0.37)
Net realized gain — — (0.01) — —
Total distributions (0.70) (0.80) (0.64) (0.36) (0.37)
NET ASSET VALUE
End of period $ 9.24 $ 9.30 $ 9.02 $ 9.16 $ 9.57
Ratios/Supplemental Data
Total return
(2)(3)
7.13% 12.38% 5.64% (0.54)% 9.26%
Ratios to average net assets:
(2)
Gross expenses before
waivers/payments by Price
Associates 0.77% 0.77% 0.78% 0.75% 0.76%
Net expenses after waivers/
payments by Price Associates 0.77% 0.77% 0.78% 0.75% 0.76%
Net investment income 7.61% 8.69% 6.87% 3.79% 3.88%
Portfolio turnover rate 106.9% 77.9% 27.6% 37.2% 62.0%
Net assets, end of period (in
millions) $1,902 $1,550 $1,369 $1,949 $1,038
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
Includes the impact of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
5/31/25 5/31/24 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 9.32 $ 9.04 $ 9.18 $ 9.59 $ 9.13
Investment activities
Net investment income
(1)(2)
0.68 0.79 0.61 0.34 0.35
Net realized and unrealized
gain/loss (0.06) 0.27 (0.13) (0.40) 0.46
Total from investment
activities 0.62 1.06 0.48 (0.06) 0.81
Distributions
Net investment income (0.68) (0.78) (0.61) (0.35) (0.35)
Net realized gain — — (0.01) — —
Total distributions (0.68) (0.78) (0.62) (0.35) (0.35)
NET ASSET VALUE
End of period $ 9.26 $ 9.32 $ 9.04 $ 9.18 $ 9.59
Ratios/Supplemental Data
Total return
(2)(3)
6.91% 12.15% 5.44% (0.74)% 9.00%
Ratios to average net assets:
(2)
Gross expenses before
waivers/payments by Price
Associates 1.04% 1.07% 1.03% 1.02% 1.04%
Net expenses after
waivers/payments by Price
Associates 0.97% 0.97% 0.97% 0.97% 0.98%
Net investment income 7.37% 8.49% 6.68% 3.62% 3.67%
Portfolio turnover rate 106.9% 77.9% 27.6% 37.2% 62.0%
Net assets, end of period (in
thousands) $13,819 $9,368 $14,621 $21,783 $23,329
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
Includes the impact of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
5/31/25 5/31/24 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 9.31 $ 9.02 $ 9.16 $ 9.57 $ 9.12
Investment activities
Net investment income
(1)(2)
0.72 0.81 0.63 0.37 0.37
Net realized and unrealized
gain/loss (0.07) 0.29 (0.12) (0.40) 0.46
Total from investment
activities 0.65 1.10 0.51 (0.03) 0.83
Distributions
Net investment income (0.71) (0.81) (0.64) (0.38) (0.38)
Net realized gain — — (0.01) — —
Total distributions (0.71) (0.81) (0.65) (0.38) (0.38)
NET ASSET VALUE
End of period $ 9.25 $ 9.31 $ 9.02 $ 9.16 $ 9.57
Ratios/Supplemental Data
Total return
(2)(3)
7.26% 12.64% 5.79% (0.41)% 9.26%
Ratios to average net assets:
(2)
Gross expenses before
waivers/payments by Price
Associates 0.64% 0.65% 0.63% 0.62% 0.65%
Net expenses after
waivers/payments by Price
Associates 0.64% 0.65% 0.63% 0.62% 0.65%
Net investment income 7.73% 8.81% 6.96% 3.95% 3.95%
Portfolio turnover rate 106.9% 77.9% 27.6% 37.2% 62.0%
Net assets, end of period (in
thousands) $999,298 $820,734 $729,069 $1,097,697 $254,834
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
Includes the impact of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
.. Year ..
.. Ended .
5/31/25 5/31/24 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 9.30 $ 9.02 $ 9.16 $ 9.57 $ 9.11
Investment activities
Net investment income
(1)(2)
0.78 0.87 0.69 0.44 0.45
Net realized and unrealized
gain/loss (0.07) 0.28 (0.12) (0.42) 0.45
Total from investment
activities 0.71 1.15 0.57 0.02 0.90
Distributions
Net investment income (0.77) (0.87) (0.70) (0.43) (0.44)
Net realized gain — — (0.01) — —
Total distributions (0.77) (0.87) (0.71) (0.43) (0.44)
NET ASSET VALUE
End of period $ 9.24 $ 9.30 $ 9.02 $ 9.16 $ 9.57
Ratios/Supplemental Data
Total return
(2)(3)
7.92% 13.22% 6.44% 0.19% 10.05%
Ratios to average net assets:
(2)
Gross expenses before
waivers/payments by Price
Associates 0.62% 0.62% 0.62% 0.62% 0.64%
Net expenses after
waivers/payments by Price
Associates 0.02% 0.02% 0.02% 0.02% 0.03%
Net investment income 8.37% 9.44% 7.58% 4.63% 4.77%
Portfolio turnover rate 106.9% 77.9% 27.6% 37.2% 62.0%
Net assets, end of period (in
millions) $1,289 $1,252 $1,464 $2,285 $2,119
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
Includes the impact of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Floating Rate Fund
May 31, 2025

Portfolio of Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
ASSET-BACKED SECURITIES  0.0%
Miscellaneous  0.0%
Frontier Issuer
Series 2023-1, Class C
11.50%, 8/20/53 (1) 504 530
Frontier Issuer
Series 2024-1, Class C
11.16%, 6/20/54 (1) 303 337
Total Asset-Backed Securities (Cost $867) 867
BANK LOANS  87.8% (2)
Aerospace & Defense  2.6%
Apple Bidco, FRN, 1M TSFR + 2.50%, 6.827%, 9/23/31  6,958 6,910
Bleriot U.S. Bidco, FRN, 3M TSFR + 2.75%, 7.049%, 10/31/30  8,146 8,152
Brown Group Holding, FRN, 3M TSFR + 2.50%, 6.806%,
7/1/31 (3) 18,060 17,995
Dynasty Acquisition, FRN, 1M TSFR + 2.00%, 6.327%, 10/31/31  25,840 25,820
Kaman, FRN, 3M TSFR + 1.00%, 1.00%, 2/26/32 (4) 793 787
Kaman, FRN, 6M TSFR + 2.75%, 7.025%, 2/26/32  8,402 8,341
TransDigm, FRN, 3M TSFR + 2.50%, 6.799%, 2/28/31  19,569 19,562
TransDigm, FRN, 3M TSFR + 2.50%, 6.799%, 1/19/32  4,135 4,132
TransDigm, FRN, 3M TSFR + 2.75%, 7.049%, 8/24/28  10,968 10,996
TransDigm, FRN, 3M TSFR + 2.75%, 7.049%, 3/22/30  6,103 6,117
108,812
Airlines  0.9%
AAdvantage Loyality IP, FRN, 3M TSFR + 2.25%, 6.522%,
4/20/28  36,241 35,825
SkyMiles IP, FRN, 3M TSFR + 3.75%, 8.022%, 10/20/27  3,309 3,325
39,150
Automotive  1.6%
Belron Finance, FRN, 3M TSFR + 2.75%, 7.049%, 10/16/31  10,661 10,695
Clarios Global, FRN, 1M TSFR + 2.50%, 6.827%, 5/6/30  8,752 8,695
Clarios Global, FRN, 1M TSFR + 2.75%, 7.077%, 1/28/32  26,450 26,359
Mavis Tire Express Services Topco, FRN, 3M TSFR + 3.00%,
7.333%, 5/4/28  10,163 10,071
Wand NewCo 3, FRN, 1M TSFR + 2.50%, 6.827%, 1/30/31  11,545 11,428
67,248
Broadcasting  2.3%
Clear Channel Outdoor Holdings, FRN, 1M TSFR + 4.00%,
8.441%, 8/21/28 (3) 11,391 11,143
CMG Media, FRN, 3M TSFR + 3.50%, 7.899%, 6/18/29  27,732 26,276
E.W. Scripps, FRN, 1M TSFR + 3.35%, 7.779%, 11/30/29  4,945 4,425

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
E.W. Scripps, FRN, 1M TSFR + 5.75%, 10.179%, 6/30/28 (3) 8,660 8,245
Gray Media, FRN, 1M TSFR + 5.25%, 9.574%, 6/4/29 (3) 8,374 8,335
Neptune Bidco U.S., FRN, 3M TSFR + 5.00%, 9.33%, 4/11/29  18,977 17,714
Nielsen Holdings, FRN, 3M TSFR + 9.75%, 14.08%,
10/11/29 (5) 7,250 7,069
Townsquare Media, FRN, 3M TSFR + 5.00%, 9.324%,
2/6/30 (6) 6,640 6,009
Univision Communications, FRN, 1M TSFR + 3.50%, 7.941%,
1/31/29  2,048 1,983
Univision Communications, FRN, 3M TSFR + 4.25%, 8.549%,
6/24/29 (6) 6,725 6,658
97,857
Building Products  1.0%
Chariot Buyer, FRN, 1M TSFR + 3.25%, 7.677%, 11/3/28  5,797 5,770
MITER Brands Acquisition Holdco, FRN, 1M TSFR + 3.00%,
7.327%, 3/28/31  3,937 3,925
Quikrete Holdings, FRN, 1M TSFR + 2.25%, 6.577%, 1/30/32  29,025 28,880
QXO Building Products, FRN, 3M TSFR + 3.00%, 7.28%,
4/30/32  2,554 2,561
41,136
Cable Operators  1.0%
CSC Holdings, FRN, 1M TSFR + 4.50%, 8.812%, 1/18/28  11,378 11,221
CSC Holdings, FRN, 3M TSFR + 1.50%, 9.00%, 4/15/27  18,119 17,757
Directv Financing, FRN, 3M TSFR + 5.25%, 9.791%, 8/2/29  6,275 6,169
Radiate Holdco, FRN, 1M TSFR + 3.25%, 7.691%, 9/25/26  8,757 7,683
42,830
Chemicals  1.1%
Nouryon Finance, FRN, 3M TSFR + 3.25%, 7.51%, 4/3/28  13,526 13,548
Nouryon Finance, FRN, 3M TSFR + 3.25%, 7.55%, 4/3/28  6,339 6,347
Vibrantz Technologies, FRN, 3M TSFR + 4.25%, 8.642%,
4/23/29  11,588 10,176
Windsor Holdings III, FRN, 1M TSFR + 2.75%, 7.075%, 8/1/30  7,944 7,910
WR Grace Holdings, FRN, 3M TSFR + 3.25%, 7.549%, 9/22/28  8,230 8,197
46,178
Consumer Products  0.5%
19th Holdings Golf, FRN, 1M TSFR + 3.25%, 7.663%, 2/7/29  3,975 3,851
ABG Intermediate Holdings 2, FRN, 1M TSFR + 2.25%,
6.577%, 12/21/28  6,069 6,024
Life Time, FRN, 3M TSFR + 2.50%, 6.785%, 11/5/31  8,673 8,661
Peloton Interactive, FRN, 3M TSFR + 5.50%, 9.833%, 5/30/29  3,217 3,262
21,798
Container  1.5%
Albea Beauty Holdings, FRN, 3M EURIBOR + 5.00%, 7.355%,
12/31/27 (EUR)  2,980 3,387

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Charter Next Generation, FRN, 1M TSFR + 2.75%, 7.061%,
11/29/30  42,994 43,057
Proampac PG Borrower, FRN, 3M TSFR + 4.00%, 8.283%,
9/15/28  14,542 14,514
60,958
Energy  2.5%
Brazos Delaware II, FRN, 1M TSFR + 3.00%, 7.311%, 2/11/30  5,627 5,611
CPPIB OVM Member U.S., FRN, 3M TSFR + 2.75%, 7.049%,
8/20/31  5,818 5,778
EPIC Crude Services, FRN, 3M TSFR + 3.00%, 7.256%,
10/15/31  15,366 15,400
Goodnight Water Solutions Holdings, FRN, 1M TSFR + 4.50%,
8.827%, 6/4/29  6,692 6,508
Hilcorp Energy I, FRN, 1M TSFR + 2.00%, 6.314%, 2/11/30  4,220 4,208
M6 ETX Holdings II Midco, FRN, 1M TSFR + 3.00%, 7.327%,
4/1/32  10,555 10,578
NGL Energy Operating, FRN, 1M TSFR + 3.75%, 8.072%,
2/3/31  21,178 20,429
Northriver Midstream Finance, FRN, 3M TSFR + 2.25%,
6.548%, 8/16/30  11,124 11,126
Prairie Acquiror, FRN, 1M TSFR + 4.25%, 8.577%, 8/1/29  17,659 17,714
WaterBridge NDB Operating, FRN, 3M TSFR + 4.00%, 8.30%,
5/10/29 (3) 6,202 6,108
103,460
Entertainment & Leisure  3.6%
AMC Entertainment Holdings, FRN, 1M TSFR + 7.00%,
11.318%, 1/4/29  20,863 20,885
Cinemark USA, FRN, 3M TSFR + 2.75%, 7.069%, 5/24/30  5,172 5,172
Crown Finance U.S., FRN, 1M TSFR + 5.25%, 9.566%, 12/2/31  17,834 17,840
Delta 2, FRN, 3M TSFR + 2.00%, 6.299%, 9/10/31 (3) 17,700 17,691
EOC Borrower, FRN, 1M TSFR + 3.00%, 7.327%, 3/24/32  25,145 25,059
SeaWorld Parks & Entertainment, FRN, 1M TSFR + 2.00%,
6.327%, 12/4/31  7,777 7,728
StubHub Holdco Sub, FRN, 1M TSFR + 4.75%, 9.077%,
3/15/30  5,880 5,725
UFC Holdings, FRN, 3M TSFR + 2.25%, 6.571%, 11/21/31  48,331 48,434
United Talent Agency, FRN, 1M TSFR + 3.50%, 7.811%,
7/7/28 (6) 1,626 1,626
150,160
Financial  18.3%
Acrisure, FRN, 1M TSFR + 2.75%, 7.077%, 2/13/27  3,563 3,556
Acrisure, FRN, 1M TSFR + 3.00%, 7.327%, 11/6/30  27,591 27,390
Alera Group, FRN, 1M TSFR + 3.25%, 5/21/32 (3) 33,345 33,364
Alera Group Intermediate Holdings, FRN, 1M TSFR + 5.50%,
5/23/33 (3) 54,035 54,305

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Alliant Holdings Intermediate, FRN, 1M TSFR + 2.75%, 7.075%,
9/19/31  46,190 45,980
AmWINS Group, FRN, 1M TSFR + 2.25%, 6.577%, 1/30/32  13,297 13,277
Apollo Commercial Real Estate Finance, FRN, 1M TSFR +
3.25%, 7.563%, 3/11/28 (6) 3,639 3,612
AssuredPartners, FRN, 1M TSFR + 3.50%, 7.827%, 2/14/31  75,329 75,427
BCPE Pequod Buyer, FRN, 1M TSFR + 3.25%, 7.577%,
11/25/31  17,570 17,605
Blackstone Mortgage Trust, FRN, 1M TSFR + 3.75%, 8.077%,
12/10/28 (6) 3,445 3,462
Citadel Securities Global Holdings, FRN, 1M TSFR + 2.00%,
6.327%, 10/31/31  3,696 3,707
Citco Funding, FRN, 6M TSFR + 2.75%, 6.934%, 4/27/28 (3) 3,758 3,768
Claros Mortgage Trust, FRN, 1M TSFR + 4.50%, 8.927%,
8/9/26 (6) 4,749 4,583
Edelman Financial Engines Center, FRN, 1M TSFR + 3.00%,
7.327%, 4/7/28  14,298 14,279
Edelman Financial Engines Center, FRN, 1M TSFR + 5.25%,
9.577%, 10/6/28  28,374 28,250
Focus Financial Partners, FRN, 1M TSFR + 2.75%, 7.077%,
9/15/31 (3) 50,462 50,155
GTCR Everest Borrower, FRN, 3M TSFR + 2.75%, 7.049%,
9/5/31  9,598 9,583
Hightower Holding, FRN, 3M TSFR + 3.00%, 7.26%, 2/3/32 (3)
(6) 33,584 33,500
HUB International, FRN, 3M TSFR + 2.50%, 6.769%, 6/20/30  76,286 76,257
Jane Street Group, FRN, 3M TSFR + 2.00%, 6.333%, 12/15/31  29,236 29,152
Jones Deslauriers Insurance Management, FRN, 3M TSFR +
2.75%, 7.03%, 3/15/30  20,465 20,201
KREF Holdings X, FRN, 1M TSFR + 3.25%, 7.561%, 3/5/32  6,290 6,294
OneDigital Borrower, FRN, 1M TSFR + 3.00%, 7.327%, 7/2/31  17,631 17,582
OneDigital Borrower, FRN, 1M TSFR + 5.25%, 9.577%, 7/2/32  27,599 27,219
Osaic Holdings, FRN, 1M TSFR + 3.50%, 7.827%, 8/17/28 (3) 16,696 16,741
PEX Holdings, FRN, 6M TSFR + 2.75%, 6.967%, 11/26/31  6,180 6,149
RFS OPCO, FRN, 3M TSFR + 4.75%, 9.049%, 4/4/31 (6) 4,184 4,142
RFS OPCO, FRN, 3M TSFR + 4.75%, 9.064%, 4/4/31 (6) 2,095 2,079
Ryan Specialty, FRN, 1M TSFR + 2.25%, 6.577%, 9/15/31  3,287 3,274
Sedgwick Claims Management Services, FRN, 1M TSFR +
3.00%, 7.327%, 7/31/31 (3) 45,337 45,368
Tegra118 Wealth Solutions, FRN, 3M TSFR + 4.00%, 8.322%,
2/18/27  5,745 5,635
TIH Insurance Holdings, FRN, 3M TSFR + 2.75%, 7.049%,
5/6/31  18,792 18,737
TIH Insurance Holdings, FRN, 3M TSFR + 4.75%, 9.049%,
5/6/32  58,370 58,370

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
USI, FRN, 3M TSFR + 2.25%, 6.549%, 11/21/29  4,166 4,151
767,154
Food  1.0%
1440 Foods Topco, FRN, 1M TSFR + 5.00%, 9.327%, 10/31/31  4,570 4,350
Celsius Holdings, FRN, 3M TSFR + 3.25%, 7.548%, 4/1/32  11,305 11,351
Chobani, FRN, 1M TSFR + 2.50%, 6.827%, 10/25/27  12,294 12,322
Primo Brands, FRN, 3M TSFR + 2.25%, 6.549%, 3/31/28  12,082 12,079
40,102
Gaming  1.8%
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 6.577%,
2/6/30  13,509 13,463
Caesars Entertainment, FRN, 1M TSFR + 2.25%, 6.577%,
2/6/31  14,766 14,697
HRNI Holdings, FRN, 1M TSFR + 4.25%, 8.677%, 12/11/28  15,974 15,535
Light & Wonder International, FRN, 1M TSFR + 2.25%, 6.564%,
4/16/29  7,362 7,336
Ontario Gaming GTA, FRN, 3M TSFR + 4.25%, 8.549%, 8/1/30  7,840 7,707
Playtika Holding, FRN, 1M TSFR + 2.75%, 7.191%, 3/13/28 (3) 2,344 2,312
Scientific Games Holdings, FRN, 3M TSFR + 3.00%, 7.285%,
4/4/29  3,408 3,387
Voyager Parent, FRN, 1M TSFR + 4.75%, 5/8/32 (3) 10,100 9,906
74,343
Health Care  7.6%
1261229 B.C., FRN, 1M TSFR + 6.25%, 10.561%, 10/8/30  11,505 10,903
AthenaHealth Group, FRN, 1M TSFR + 2.75%, 7.077%, 2/15/29  15,648 15,572
Auris Luxembourg III, FRN, 3M TSFR + 3.75%, 7.882%, 2/28/29  5,207 5,223
Bausch + Lomb, FRN, 1M TSFR + 3.25%, 7.679%, 5/10/27  1,017 1,013
Concentra Health Services, FRN, 1M TSFR + 2.00%, 6.327%,
7/26/31 (6) 7,504 7,523
Dechra Finance U.S., FRN, 6M TSFR + 3.25%, 7.513%,
1/27/32  8,195 8,134
Financiere Mendel, FRN, 3M TSFR + 2.75%, 7.05%, 11/8/30 (6) 3,803 3,813
Heartland Dental, FRN, 1M TSFR + 4.50%, 8.827%, 4/28/28  15,895 15,872
Insulet, FRN, 1M TSFR + 2.00%, 6.313%, 8/4/31  4,801 4,816
IVI America, FRN, 3M TSFR + 3.75%, 8.049%, 4/18/31 (6) 8,267 8,298
LifePoint Health, FRN, 3M TSFR + 3.50%, 7.82%, 5/17/31  14,970 14,708
LifePoint Health, FRN, 3M TSFR + 3.75%, 8.006%, 5/17/31  15,990 15,765
Loire Finco Luxembourg, FRN, 1M TSFR + 4.00%, 8.427%,
1/21/30  8,605 8,583
MED ParentCo, FRN, 1M TSFR + 3.50%, 7.827%, 4/15/31  3,773 3,781
Medline Borrower, FRN, 1M TSFR + 2.25%, 6.577%, 10/23/28  66,655 66,577
Opal U.S., FRN, 6M TSFR + 3.25%, 3/31/32 (3) 45,980 46,003
PetVet Care Centers, FRN, 1M TSFR + 6.00%, 8.326%,
10/24/30 (4)(6) 4,680 4,669

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Phoenix Newco, FRN, 1M TSFR + 2.50%, 6.827%, 11/15/28  3,790 3,790
Radiology Partners, FRN, 3M TSFR + 3.50%, 8.091%, 1/31/29  10,358 10,260
Sebia, FRN, 3M TSFR + 4.00%, 8.299%, 12/13/27 (6) 10,979 10,842
Star Parent, FRN, 3M TSFR + 4.00%, 8.299%, 9/27/30  3,898 3,828
Surgery Center Holdings, FRN, 1M TSFR + 2.75%, 7.079%,
12/19/30 (3) 30,861 30,897
TTF Lower Intermediate, FRN, 6M TSFR + 3.75%, 8.002%,
7/18/31  3,917 3,860
U.S. Renal Care, FRN, 1M TSFR + 5.00%, 9.441%, 6/20/28 (3) 4,829 4,546
VetStrategy Canada Holdings, FRN, 3M TSFR + 3.75%,
8.049%, 12/12/28  5,408 5,430
Waystar Technologies, FRN, 1M TSFR + 2.25%, 6.577%,
10/22/29  6,264 6,264
320,970
Information Technology  18.2%
Applied Systems, FRN, 3M TSFR + 2.50%, 6.799%, 2/24/31  52,105 52,268
Applied Systems, FRN, 3M TSFR + 4.50%, 8.799%, 2/23/32  32,865 33,596
Arches Buyer, FRN, 1M TSFR + 3.25%, 7.677%, 12/6/27  14,571 14,328
Avalara, FRN, 3M TSFR + 3.25%, 7.553%, 3/26/32  31,275 31,269
Boxer Parent, FRN, 3M TSFR + 3.00%, 7.333%, 7/30/31  3,920 3,890
Boxer Parent, FRN, 3M TSFR + 5.75%, 10.083%, 7/30/32  9,790 9,362
Central Parent, FRN, 3M TSFR + 3.25%, 7/6/29 (3) 3,545 3,149
Cloud Software Group, FRN, 3M TSFR + 3.50%, 7.799%,
3/29/29  43,528 43,392
Cloud Software Group, FRN, 3M TSFR + 3.75%, 8.049%,
3/21/31  12,880 12,842
Cloudera, FRN, 1M TSFR + 3.75%, 8.177%, 10/8/28  10,547 10,437
Cloudera, FRN, 1M TSFR + 6.00%, 10.427%, 10/8/29  6,900 6,477
ConnectWise, FRN, 3M TSFR + 3.50%, 8.061%, 9/29/28  6,845 6,853
Conservice Midco, FRN, 1M TSFR + 3.00%, 7.327%, 5/13/30  3,946 3,946
Delivery Hero Finco, FRN, 3M TSFR + 5.00%, 9.30%, 12/12/29  12,217 12,248
Delta Topco, FRN, 3M TSFR + 2.75%, 7.074%, 11/30/29  14,020 13,935
Delta Topco, FRN, 3M TSFR + 5.25%, 9.574%, 11/29/30  19,890 19,822
Dye & Durham, FRN, 3M TSFR + 4.25%, 8.649%, 4/11/31  12,858 12,922
ECI Macola, FRN, 3M TSFR + 3.25%, 7.549%, 5/9/30  7,688 7,694
Ellucian Holdings, FRN, 1M TSFR + 3.00%, 7.327%, 10/9/29  29,142 29,162
Ellucian Holdings, FRN, 1M TSFR + 4.75%, 9.077%, 11/22/32  35,411 35,809
Epicor Software, FRN, 1M TSFR + 2.75%, 7.077%, 5/30/31  65,013 65,128
Fleet U.S. Bidco, FRN, 6M TSFR + 2.75%, 7.055%, 2/21/31 (6) 5,306 5,306
IGT Holding IV, FRN, 3M TSFR + 3.50%, 7.782%, 9/1/31 (6) 1,545 1,545
Javelin Buyer, FRN, 3M TSFR + 3.25%, 7.583%, 12/5/31  7,200 7,214
Javelin Buyer, FRN, 3M TSFR + 5.25%, 9.583%, 10/7/32  8,530 8,343
Kaseya, FRN, 1M TSFR + 3.25%, 7.577%, 3/20/32  23,575 23,558
Kaseya, FRN, 1M TSFR + 5.00%, 9.327%, 3/20/33  29,366 29,265

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
McAfee, FRN, 1M TSFR + 3.00%, 7.316%, 3/1/29  33,573 32,247
MH Sub I, FRN, 1M TSFR + 4.25%, 8.577%, 5/3/28 (3) 15,148 14,531
MH Sub I, FRN, 1M TSFR + 4.25%, 8.577%, 12/31/31  10,958 9,963
MH Sub I, FRN, 1M TSFR + 6.25%, 10.577%, 2/23/29  15,124 13,636
Orion U.S. Finco, FRN, 1M TSFR + 3.50%, 5/20/32 (3) 7,765 7,767
Orion U.S. Finco, FRN, 1M TSFR + 5.50%, 5/20/33 (3) 2,970 2,963
Polaris Newco, FRN, 1M EURIBOR + 3.75%, 5.759%, 6/2/28
(EUR)  13,526 14,744
Polaris Newco, FRN, 3M TSFR + 3.75%, 8.291%, 6/2/28  6,958 6,734
Project Alpha Intermediate Holding, FRN, 1M TSFR + 5.00%,
9.307%, 11/21/32 (3) 29,860 29,412
Project Alpha Intermediate Holding, FRN, 3M TSFR + 3.25%,
7.552%, 10/26/30 (3) 11,330 11,358
Proofpoint, FRN, 1M TSFR + 3.00%, 7.327%, 8/31/28  19,393 19,374
RealPage, FRN, 3M TSFR + 3.00%, 7.561%, 4/24/28  3,876 3,843
RealPage, FRN, 3M TSFR + 3.75%, 8.049%, 4/24/28  7,510 7,503
Sandisk, FRN, 3M TSFR + 3.00%, 7.321%, 2/20/32 (6) 28,727 28,296
Starlight Parent, FRN, 3M TSFR + 4.00%, 8.261%, 4/16/32  10,605 10,439
X, 9.50%, 10/26/29 (3) 23,050 22,931
X, FRN, 3M TSFR + 6.50%, 10.949%, 10/26/29  24,502 24,254
763,755
Manufacturing  5.3%
Alliance Laundry Systems, FRN, 1M TSFR + 2.50%, 6.827%,
8/19/31  3,805 3,806
Engineered Machinery Holdings, FRN, 3M TSFR + 3.75%,
8.311%, 5/19/28 (3) 23,723 23,833
Engineered Machinery Holdings, FRN, 3M TSFR + 6.00%,
10.561%, 5/21/29 (3) 21,473 21,473
Engineered Machinery Holdings, FRN, 3M TSFR + 6.50%,
11.061%, 5/21/29 (3)(6) 9,461 9,461
Filtration Group, FRN, 1M TSFR + 3.00%, 7.327%, 10/21/28 (3) 45,822 45,943
Husky Injection Molding Systems, FRN, 6M TSFR + 4.50%,
8.785%, 2/15/29  18,293 18,216
JBT Marel, FRN, 1M TSFR + 2.00%, 6.427%, 1/2/32  6,630 6,640
LTI Holdings, FRN, 1M TSFR + 4.25%, 8.577%, 7/29/29 (3) 50,511 50,153
Madison IAQ, FRN, 3M TSFR + 3.25%, 7.51%, 5/6/32  4,265 4,264
Madison IAQ, FRN, 6M TSFR + 2.50%, 6.762%, 6/21/28 (3) 12,304 12,287
Madison Safety & Flow, FRN, 1M TSFR + 2.75%, 7.077%,
9/26/31  5,032 5,035
Pro Mach Group, FRN, 1M TSFR + 2.75%, 7.077%, 8/31/28  19,118 19,123
Watlow Electric Manufacturing, FRN, 3M TSFR + 3.00%,
7.28%, 3/2/28  4,329 4,329
224,563

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Metals & Mining  0.4%
Arsenal AIC Parent, FRN, 1M TSFR + 2.75%, 7.077%,
8/18/30 (3) 17,651 17,571
17,571
Other Telecommunications  1.9%
Frontier Communications Holdings, FRN, 6M TSFR + 2.50%,
6.792%, 7/1/31  16,960 16,939
Level 3 Financing, FRN, 1M TSFR + 4.25%, 8.577%,
3/29/32 (3) 32,865 33,029
Lumen Technologies, FRN, 1M TSFR + 2.35%, 6.791%, 4/16/29  8,518 8,427
Lumen Technologies, FRN, 1M TSFR + 6.00%, 10.328%, 6/1/28  5,838 5,959
QualityTech, FRN, 1M TSFR + 3.50%, 7.813%, 10/30/31 (6) 8,045 7,985
Zayo Group Holdings, FRN, 1M TSFR + 3.00%, 7.441%, 3/9/27  9,765 9,306
81,645
Restaurants  0.6%
Dave & Buster's, FRN, 3M TSFR + 3.25%, 7.563%, 6/29/29 (3) 8,843 8,380
IRB Holding, FRN, 1M TSFR + 2.50%, 6.827%, 12/15/27  17,495 17,469
25,849
Retail  0.2%
Victra Holdings, FRN, 3M TSFR + 4.25%, 8.549%, 3/31/29  10,026 10,001
10,001
Satellites  0.3%
Connect Finco, FRN, 1M TSFR + 4.50%, 8.827%, 9/27/29  7,202 6,559
Iridium Satellite, FRN, 1M TSFR + 2.25%, 6.577%, 9/20/30 (3) 6,561 6,538
13,097
Services  7.9%
Acuren Delaware Holdco, FRN, 1M TSFR + 2.75%, 7.077%,
7/30/31  4,416 4,412
Aggreko Holdings, FRN, 3M TSFR + 3.00%, 7.321%, 8/16/29  17,540 17,562
Allied Universal Holdco, FRN, 1M TSFR + 3.75%, 8.177%,
5/12/28  39,582 39,619
Anti cimex Global B1, FRN, 3M TSFR + 3.40%, 7.66%, 11/16/28  4,754 4,738
Anticimex Global B6, FRN, 3M TSFR + 3.40%, 7.66%, 11/16/28  3,718 3,718
Ascend Learning, FRN, 1M TSFR + 3.00%, 7.327%,
12/11/28 (3) 12,425 12,360
Ascend Learning, FRN, 1M TSFR + 5.75%, 10.177%, 12/10/29  13,275 13,163
Boost Newco Borrower, FRN, 3M TSFR + 2.00%, 6.299%,
1/31/31  20,202 20,215
Clearwater Analytics, FRN, 3M TSFR + 2.25%, 6.519%,
4/21/32 (6) 6,235 6,235
CoreLogic, FRN, 1M TSFR + 6.50%, 10.941%, 6/4/29  3,849 3,719
Crown Subsea Communications Holding, FRN, 3M TSFR +
4.00%, 8.33%, 1/30/31  6,730 6,753
Dayforce, FRN, 3M TSFR + 2.00%, 6.28%, 3/1/31 (6) 7,915 7,925

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
EG America, FRN, 3M TSFR + 4.25%, 8.583%, 2/7/28  8,253 8,271
Fortress Intermediate 3, FRN, 1M TSFR + 3.50%, 7.827%,
6/27/31 (6) 8,177 8,177
HireRight Holdings, FRN, 1M TSFR + 3.25%, 7.577%, 9/27/30  7,830 7,633
HomeServe USA Holding, FRN, 1M TSFR + 2.00%, 6.318%,
10/21/30  5,411 5,394
Icon Parent, FRN, 3M TSFR + 3.00%, 7.308%, 11/13/31  14,910 14,890
Icon Parent, FRN, 6M TSFR + 5.00%, 9.205%, 11/12/32  13,630 13,630
Mermaid Bidco, FRN, 3M TSFR + 3.25%, 7.51%, 7/3/31  12,026 12,033
Project Boost Purchaser, FRN, 3M TSFR + 3.00%, 7.299%,
7/2/31  11,267 11,246
Project Boost Purchaser, FRN, 3M TSFR + 5.25%, 9.549%,
7/16/32  7,685 7,643
Renaissance Holdings, FRN, 3M TSFR + 4.00%, 8.28%, 4/5/30  3,954 3,639
Sabre Financial Borrower, 13.00%, 12/15/28  4,951 5,240
Sabre GLBL, FRN, 1M TSFR + 5.00%, 9.427%, 6/30/28  4,350 4,259
Sabre GLBL, FRN, 1M TSFR + 6.00%, 10.427%, 11/15/29  12,982 12,831
Shift4 Payments, FRN, 1M TSFR + 2.75%, 5/8/32 (3) 5,985 6,020
Staples, FRN, 3M TSFR + 5.75%, 10.026%, 9/4/29  3,920 3,500
TK Elevator U.S. Newco, FRN, 3M TSFR + 3.00%, 7.237%,
4/30/30  5,053 5,061
UKG, FRN, 1M TSFR + 3.00%, 7.311%, 2/10/31  60,363 60,459
330,345
Utilities  4.1%
Alpha Generation, FRN, 1M TSFR + 2.50%, 6.827%, 9/30/31  24,070 24,153
Cogentrix Finance Holdco I, FRN, 1M TSFR + 2.75%, 7.077%,
2/26/32  21,768 21,817
Compass Power Generation, FRN, 1M TSFR + 3.25%, 7.563%,
4/14/29  3,629 3,639
Constellation Renewables, FRN, 3M TSFR + 2.25%, 6.583%,
12/15/27  12,902 12,884
Cornerstone Generation, FRN, 1M TSFR + 3.25%, 10/28/31 (3) 24,100 24,190
Edgewater Generation, FRN, 1M TSFR + 3.00%, 7.327%,
8/1/30  15,391 15,447
Hamilton Projects Acquiror, FRN, 1M TSFR + 3.00%, 7.327%,
5/31/31  6,828 6,852
Innio North America Holding, FRN, 3M TSFR + 2.50%, 6.761%,
11/2/28  2,893 2,897
MRP Buyer, FRN, 3M TSFR + 3.25%, 5/23/32 (3) 4,965 4,895
Pike, FRN, 1M TSFR + 3.00%, 7.441%, 1/21/28  6,338 6,363
Talen Energy Supply, FRN, 3M TSFR + 2.50%, 6.808%, 5/17/30  13,302 13,309
Talen Energy Supply, FRN, 3M TSFR + 2.50%, 6.808%,
12/13/31  28,777 28,772

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
TerraForm Power Operating, FRN, 3M TSFR + 2.00%, 6.299%,
5/21/29 (6) 8,828 8,695
173,913
Wireless Communications  1.6%
Asurion, FRN, 1M TSFR + 3.25%, 7.691%, 12/23/26  4,425 4,419
Asurion, FRN, 1M TSFR + 3.25%, 7.691%, 7/31/27  4,452 4,422
Asurion, FRN, 1M TSFR + 4.25%, 8.677%, 8/19/28  10,969 10,928
Asurion, FRN, 1M TSFR + 5.25%, 9.691%, 1/31/28  23,150 22,311
Asurion, FRN, 1M TSFR + 5.25%, 9.691%, 1/20/29  26,532 25,090
67,170
Total Bank Loans (Cost $3,695,714) 3,690,065
CONVERTIBLE PREFERRED STOCKS  0.1%
Insurance  0.1%
Acrisure, Series A-2, Acquisition Date: 5/20/25, Cost $6,200 (5)
(6)(7) 257 6,200
Total Convertible Preferred Stocks (Cost $6,200) 6,200
CORPORATE BONDS  7.8%
Aerospace & Defense  0.1%
TransDigm, 6.75%, 8/15/28 (1) 5,830 5,925
5,925
Airlines  0.1%
United Airlines, 4.375%, 4/15/26 (1) 2,625 2,590
2,590
Automotive  0.8%
Clarios Global, 6.25%, 5/15/26 (1) 1,358 1,358
Ford Motor Credit, FRN, SOFR + 2.95%, 7.297%, 3/6/26  8,665 8,658
Rivian Holdings, FRN, 6M TSFR + 6.053%, 10.151%,
10/15/26 (1) 23,187 23,303
33,319
Broadcasting  0.3%
Neptune Bidco U.S., 9.29%, 4/15/29 (1) 6,830 6,463
Univision Communications, 8.00%, 8/15/28 (1) 4,254 4,238
10,701
Cable Operators  0.2%
CSC Holdings, 11.25%, 5/15/28 (1) 9,700 9,579
9,579
Chemicals  0.0%
Vibrantz Technologies, 9.00%, 2/15/30 (1) 2,800 1,960
1,960

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Energy  0.3%
Venture Global LNG, 9.50%, 2/1/29 (1) 3,255 3,475
Venture Global LNG, VR, 9.00% (1)(8)(9) 5,070 4,766
Venture Global Plaquemines LNG, 7.50%, 5/1/33 (1) 3,530 3,680
11,921
Entertainment & Leisure  0.1%
NCL, 8.125%, 1/15/29 (1) 3,283 3,451
3,451
Financial  1.4%
Acrisure, 8.50%, 6/15/29 (1) 7,415 7,730
Alliant Holdings Intermediate, 6.75%, 10/15/27 (1) 3,610 3,610
Alliant Holdings Intermediate, 6.75%, 4/15/28 (1) 4,225 4,267
Aretec Group, 10.00%, 8/15/30 (1) 3,775 4,105
Hightower Holding, 9.125%, 1/31/30 (1) 4,165 4,358
HUB International, 7.25%, 6/15/30 (1) 6,980 7,233
Jones Deslauriers Insurance Management, 8.50%, 3/15/30 (1) 12,885 13,497
Jones Deslauriers Insurance Management, 10.50%,
12/15/30 (1) 3,315 3,547
Navient, 9.375%, 7/25/30  3,325 3,583
Ryan Specialty, 4.375%, 2/1/30 (1) 595 564
USI, 7.50%, 1/15/32 (1) 6,776 7,106
59,600
Health Care  1.0%
1261229 B.C., 10.00%, 4/15/32 (1) 4,150 4,109
Bausch + Lomb, 8.375%, 10/1/28 (1) 4,036 4,172
CHS, 10.875%, 1/15/32 (1) 12,100 12,917
LifePoint Health, 11.00%, 10/15/30 (1) 13,270 14,580
Radiology Partners, 7.775%, 1/31/29, (4.28% Cash or 3.50%
PIK) (1)(10) 6,140 6,155
41,933
Information Technology  0.8%
Cloud Software Group, 8.25%, 6/30/32 (1) 3,900 4,090
Cloud Software Group, 9.00%, 9/30/29 (1) 25,365 25,904
Dye & Durham, 8.625%, 4/15/29 (1) 3,665 3,793
33,787
Metals & Mining  0.1%
Arsenal AIC Parent, 11.50%, 10/1/31 (1) 3,360 3,730
3,730
Other Telecommunications  0.7%
Level 3 Financing, 4.875%, 6/15/29 (1) 4,950 4,492
Level 3 Financing, 10.00%, 10/15/32 (1) 8,951 9,041
Level 3 Financing, 10.75%, 12/15/30 (1) 6,667 7,517

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Level 3 Financing, 11.00%, 11/15/29 (1) 7,767 8,805
29,855
Printing & Publishing  0.2%
Getty Images, 11.25%, 2/21/30 (1) 6,435 6,339
6,339
Real Estate Investment Trust Securities  0.1%
Service Properties Trust, 8.625%, 11/15/31 (1) 2,975 3,168
3,168
Services  0.9%
Allied Universal Holdco, 7.875%, 2/15/31 (1) 3,616 3,747
Allied Universal Holdco, 9.75%, 7/15/27 (1) 7,880 7,919
Boost Newco Borrower, 7.50%, 1/15/31 (1) 2,630 2,778
eG Global Finance, 12.00%, 11/30/28 (1) 9,520 10,525
Sabre GLBL, 10.75%, 11/15/29 (1) 6,719 6,853
Sabre GLBL, 11.125%, 7/15/30 (1) 5,637 5,785
UKG, 6.875%, 2/1/31 (1) 2,170 2,235
39,842
Telephones  0.1%
Verizon Communications, FRN, SOFRINDX + 0.79%, 5.138%,
3/20/26  2,690 2,692
2,692
Utilities  0.6%
NRG Energy, VR, 10.25% (1)(8)(9) 5,330 5,850
Talen Energy Supply, 8.625%, 6/1/30 (1) 5,293 5,637
Vistra, VR, 8.00% (1)(8)(9) 2,258 2,300
Vistra, Series C, VR, 8.875% (1)(8)(9) 12,285 13,191
26,978
Total Corporate Bonds (Cost $321,394) 327,370
PREFERRED STOCKS  0.2%
Financial  0.2%
AH Parent, Series A, Acquisition Date: 9/27/24, Cost $7,407 (5)
(6)(7) 8 7,535
Total Preferred Stocks (Cost $7,407) 7,535

T. ROWE PRICE Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
SHORT-TERM INVESTMENTS  8.6%
Money Market Funds  8.6%
T. Rowe Price Government Reserve Fund, 4.38% (11)(12) 361,545 361,545
Total Short-Term Investments (Cost $361,545) 361,545
Total Investments in Securities
104.5% of Net Assets
(Cost $4,393,127) $ 4,393,582
‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of
1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $313,304 and represents 7.5% of net assets.
(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(3) All or a portion of this loan is unsettled as of May 31, 2025. The interest rate for unsettled loans will be determined upon settlement after period end.
(4) All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at May 31, 2025, were $1,771 and were valued at $1,762
(0.0% of net assets).
(5) Non-income producing
(6) See Note 2. Level 3 in fair value hierarchy.
(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security").
Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding
144A holdings) at period end amounts to $13,735 and represents 0.3% of net assets.
(8) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(9) Perpetual security with no stated maturity date.

T. ROWE PRICE Floating Rate Fund

.
.
.
.
.
.
.
.
.
.
(10) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(11) Seven-day yield
(12) Affiliated Companies
1M EURIBOR One month EURIBOR (Euro interbank offered rate)
1M TSFR One month term SOFR (Secured overnight financing rate)
3M EURIBOR Three month EURIBOR (Euro interbank offered rate)
3M TSFR Three month term SOFR (Secured overnight financing rate)
6M TSFR Six month term SOFR (Secured overnight financing rate)
EUR Euro
FRN Floating Rate Note
PIK Payment-in-kind
SOFR Secured overnight financing rate
SOFRINDX SOFR (Secured overnight financing rate) Index
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE Floating Rate Fund

(Amounts in 000s)
SWAPS 0.0%
Description
Notional
Amount $ Value
Upfront
Payments/
$ (Receipts)
Unrealized
$ Gain/(Loss)
BILATERAL SWAPS 0.0%
Total Return Swaps 0.0%
JPMorgan Chase, Receive Underlying
Reference: iBoxx USD Liquid Leveraged
Loans Total Return Index Quarterly, Pay
Variable 4.344% (SOFR + 0.00%) at
Maturity, 6/20/25 20,030 399 — 399
JPMorgan Chase, Receive Underlying
Reference: iBoxx USD Liquid Leveraged
Loans Total Return Index Quarterly, Pay
Variable 4.344% (SOFR + 0.00%) at
Maturity, 9/20/25 20,895 121 — 121
JPMorgan Chase, Receive Underlying
Reference: iBoxx USD Liquid Leveraged
Loans Total Return Index Quarterly, Pay
Variable 4.344% (SOFR + 0.00%) at
Maturity, 12/20/25 5,755 38 — 38
Total Bilateral Total Return Swaps — 558
Total Bilateral Swaps — 558

T. ROWE PRICE Floating Rate Fund

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty Settlement Receive Deliver
Unrealized
Gain/(Loss)
Standard Chartered 8/22/25 USD 27,150 EUR 23,980 $ (231)
Net unrealized gain (loss) on open forward
currency exchange contracts $ (231)

T. ROWE PRICE Floating Rate Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2025. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund,
4.38% $ —# $ — $ 16,451+
Supplementary Investment Schedule
Affiliate
Value
5/31/24
Purchase
Cost
Sales
Cost
Value
5/31/25
T. Rowe Price Government
Reserve Fund, 4.38% $ 255,321  ¤  ¤ $ 361,545^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $16,451 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $361,545.

T. ROWE PRICE Floating Rate Fund
May 31, 2025
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $4,393,127) $ 4,393,582
Receivable for investment securities sold 81,475
Interest receivable 24,186
Cash 5,372
Receivable for shares sold 2,708
Due from affiliates 609
Foreign currency (cost $584) 588
Unrealized gain on bilateral swaps 558
Restricted cash pledged for bilateral derivatives 310
Other assets 91
Total assets 4,509,479
Liabilities
Payable for investment securities purchased 293,231
Payable for shares redeemed 7,203
Investment management fees payable 2,053
Unrealized loss on forward currency exchange contracts 231
Payable to directors 2
Other liabilities 2,726
Total liabilities 305,446
Commitments and Contingent Liabilities (note 6 )
NET ASSETS $ 4,204,033

T. ROWE PRICE Floating Rate Fund
May 31, 2025
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ (337,475)
Paid-in capital applicable to 454,892,622 shares of $0.0001
par value capital stock outstanding; 2,000,000,000 shares
authorized 4,541,508
NET ASSETS $ 4,204,033
NET ASSET VALUE PER SHARE
Investor Class
(Net assets: $1,901,587; Shares outstanding:
205,774,142) $ 9.24
Advisor Class
(Net assets: $13,819; Shares outstanding: 1,491,729) $ 9.26
I Class
(Net assets: $999,298; Shares outstanding: 108,089,291) $ 9.25
Z Class
(Net assets: $1,289,329; Shares outstanding:
139,537,460) $ 9.24

T. ROWE PRICE Floating Rate Fund
Statement of Operations

($000s)
Year
Ended
5/31/25
Investment Income (Loss)
Income
.
  Interest $ 309,312
Dividend 16,639
Other 3
Total income 325,954
Expenses
Investment management 22,713
Shareholder servicing
Investor Class $ 2,478
Advisor Class 20
I Class 173 2,671
Rule 12b-1 fees
Advisor Class 27
Prospectus and shareholder reports
Investor Class 66
Advisor Class 1
I Class 14
Z Class 2 83
Interest and borrowing-related 630
Custody and accounting 254
Registration 154
Legal and audit 72
Directors 12
Miscellaneous 242
Waived / paid by Price Associates (7,323)
Total expenses 19,535
Net investment income 306,419

T. ROWE PRICE Floating Rate Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
5/31/25
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (25,606)
Swaps 1,239
Forward currency exchange contracts (586)
Foreign currency transactions 378
Net realized loss (24,575)
Change in net unrealized gain / loss
Securities (13,262)
Swaps (658)
Forward currency exchange contracts (259)
Other assets and liabilities denominated in foreign currencies (29)
Change in net unrealized gain / loss (14,208)
Net realized and unrealized gain / loss (38,783)
INCREASE IN NET ASSETS FROM OPERATIONS $ 267,636

T. ROWE PRICE Floating Rate Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . .
5/31/25 5/31/24
Increase (Decrease) in Net Assets
Operations
Net investment income $ 306,419 $ 309,743
Net realized loss (24,575) (28,737)
Change in net unrealized gain / loss (14,208) 133,281
Increase in net assets from operations 267,636 414,287
Distributions to shareholders
Net earnings
Investor Class (130,985) (122,926)
Advisor Class (848) (845)
I Class (70,446) (62,113)
Z Class (101,885) (121,056)
Decrease in net assets from distributions (304,164) (306,940)
Capital share transactions
*
Shares sold
Investor Class 1,169,904 793,629
Advisor Class 8,554 4,960
I Class 528,452 349,618
Z Class 320,182 56,056
Distributions reinvested
Investor Class 121,746 115,679
Advisor Class 797 791
I Class 63,484 57,115
Z Class 101,576 121,626
Shares redeemed
Investor Class (925,478) (770,817)
Advisor Class (4,812) (11,351)
I Class (404,256) (337,427)
Z Class (372,138) (431,336)
Increase (decrease) in net assets from capital
share transactions 608,011 (51,457)

T. ROWE PRICE Floating Rate Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . .
5/31/25 5/31/24
Net Assets
Increase during period 571,483 55,890
Beginning of period 3,632,550 3,576,660
End of period $ 4,204,033 $ 3,632,550
*Share information (000s)
Shares sold
Investor Class 126,172 85,904
Advisor Class 920 536
I Class 56,909 37,821
Z Class 34,472 6,068
Distributions reinvested
Investor Class 13,132 12,523
Advisor Class 86 86
I Class 6,844 6,180
Z Class 10,958 13,173
Shares redeemed
Investor Class (100,200) (83,555)
Advisor Class (519) (1,235)
I Class (43,852) (36,626)
Z Class (40,486) (47,026)
Increase (decrease) in shares outstanding 64,436 (6,151)

T. ROWE PRICE Floating Rate Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Floating Rate Fund, Inc. (the corporation) is registered under the
Investment Company Act of 1940 (the 1940 Act). The Floating Rate Fund (the
fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has four classes of shares: the Floating Rate
Fund (Investor Class), the Floating Rate Fund–Advisor Class (Advisor Class),
the Floating Rate Fund–I Class (I Class) and the Floating Rate Fund–Z Class
(Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. The
Z Class is only available to funds advised by T. Rowe Price Associates,
Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a
Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1
fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards
Board (FASB) Accounting Standards Codification Topic 946 (ASC 946).
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are

T. ROWE PRICE Floating Rate Fund

amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally
4 p.m. Eastern time, each day the NYSE is open for business. However, the
NAV per share may be calculated at a time other than the normal close of the
NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE Floating Rate Fund

New Accounting Guidance  In December 2023, the FASB issued Accounting
Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740) –
Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. Management expects that adoption of the guidance will not have a material impact on the fund’s financial statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the
NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s
Board of Directors (the Board) has designated T. Rowe Price Associates, Inc.
as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation
Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

T. ROWE PRICE Floating Rate Fund

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-
counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
.

T. ROWE PRICE Floating Rate Fund

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers.
Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the
Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation
Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples;
a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination.
Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2025 (for further detail by category, please refer to the accompanying Portfolio of Investments):

T. ROWE PRICE Floating Rate Fund

Following is a reconciliation of the fund’s Level 3 holdings for the year ended
May 31, 2025. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on
Level 3 instruments held at May 31, 2025, totaled $(56,000) for the year ended
May 31, 2025. During the year, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Fixed Income Securities
1
$ — $ 328,237 $ — $ 328,237
Bank Loans — 3,505,624 184,441 3,690,065
Convertible Preferred Stocks — — 6,200 6,200
Preferred Stocks — — 7,535 7,535
Short-Term Investments 361,545 — — 361,545
Total Securities 361,545 3,833,861 198,176 4,393,582
Swaps — 558 — 558
Total $ 361,545 $ 3,834,419 $ 198,176 $ 4,394,140
Liabilities
Forward Currency Exchange
Contracts $ — $ 231 $ — $ 231
1
Includes Asset-Backed Securities and Corporate Bonds.

T. ROWE PRICE Floating Rate Fund

The fund’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the fund, including third-party transactions and indicative broker quotations. As a result, there were no unobservable inputs that have been internally developed by the fund in determining the fair value of investments as of May 31, 2025.
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended May 31, 2025, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement or delivery of cash or other assets. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information.
The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit
($000s)
Beginning
Balance
5/31/24
Gain
(Loss)
During
Period
Total
Purchases
Total
Sales
Transfer
Into
Level 3
Transfer
Out of
Level 3
Ending
Balance
5/31/25
Investment
in Securities
Bank Loans $ 70,359 $ (1,033) $ 168,655 $ (67,110) $ 16,642 $ (3,072) $ 184,441
Convertible
Preferred
Stocks — — 6,200 — — — 6,200
Preferred
Stocks — 128 7,407 — — — 7,535
Total $ 70,359 $ (905) $ 182,262 $ (67,110) $ 16,642 $ (3,072) $ 198,176

T. ROWE PRICE Floating Rate Fund

exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2025, and the related location on the accompanying Statement of
Assets and Liabilities, presented by primary underlying risk exposure:
($000s)
Location on Statement of
Assets and Liabilities Fair Value
Assets
Credit derivatives Bilateral Swaps $ 558
Total $ 558
Liabilities
Foreign exchange derivatives Forwards $ 231
Total $ 231

T. ROWE PRICE Floating Rate Fund

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2025, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and
Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of
($000s)
Location of Gain (Loss) on Statement of Operations
Forward
Currency
Exchange
Contracts Swaps Total
Realized Gain (Loss)
Foreign exchange derivatives $ (586) $ — $ (586)
Credit derivatives — 1,239 1,239
Total $ (586) $ 1,239 $ 653
Change in Unrealized
Gain (Loss)
Foreign exchange derivatives $ (259) $ — $ (259)
Credit derivatives — (658) (658)
Total $ (259) $ (658) $ (917)

T. ROWE PRICE Floating Rate Fund

which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements whereas
FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from
$100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S.
government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets.
For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2025, cash of $310,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2025, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $438,000.
Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards

T. ROWE PRICE Floating Rate Fund

are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the accompanying Statement of
Operations. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2025, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.
Swaps  The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse
(centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss on the accompanying Statement of Operations upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss on the accompanying Statement of Operations. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss on the accompanying Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net

T. ROWE PRICE Floating Rate Fund

variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-
traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2025, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 1% and 2% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance.
The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of
Additional Information.
Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including
“high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-
grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

T. ROWE PRICE Floating Rate Fund

Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities.
Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none) and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan;
however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the
Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

T. ROWE PRICE Floating Rate Fund

Other  Purchases and sales of portfolio securities other than in-kind transactions, if any, and short-term securities aggregated $4,568,228,000 and
$4,009,013,000, respectively, for the year ended May 31, 2025.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under
Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
May 31,
2025
May 31,
2024
Ordinary income (including short-term capital
gains, if any) $ 304,164 $ 306,940

T. ROWE PRICE Floating Rate Fund

At May 31, 2025, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At May 31, 2025, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period.
The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates),
a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30%
of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in
($000s)
Cost of investments $ 4,394,359
Unrealized appreciation $ 21,740
Unrealized depreciation (22,375)
Net unrealized appreciation (depreciation) $ (635)
($000s)
Undistributed ordinary income $ 1,247
Net unrealized appreciation (depreciation) (635)
Loss carryforwards and deferrals (338,087)
Total distributable earnings (loss) $ (337,475)

T. ROWE PRICE Floating Rate Fund

excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2025, the effective annual group fee rate was 0.28%.
The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation dates indicated in the table below. This agreement will continue through the expense limitation dates indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. During the limitation period, Price Associates is required to waive or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1)
the expense limitation in place at the time such amounts were waived; or (2)
the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit)
pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and
acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The
I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’
expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and

T. ROWE PRICE Floating Rate Fund

expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to
Price Associates during the year ended May 31, 2025 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price
Associates in the amount of $29,000 remain subject to repayment by the fund at May 31, 2025. Any repayment of expenses previously waived/paid by Price
Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc.
provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended
May 31, 2025, expenses incurred pursuant to these service agreements were
$127,000 for Price Associates; $516,000 for T. Rowe Price Services, Inc.; and
$5,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund
(except for 12b-1 fees under a Board-approved Rule 12b-1 plan).
Investor
Class
Advisor
Class I Class Z Class
Expense limitation/I Class
Limit 0.94% 0.95% 0.05% 0.00%
Expense limitation date 07/31/27 07/31/27 07/31/27 N/A
(Waived)/repaid during the
period ($000s) $— $(7) $— $(7,316)

T. ROWE PRICE Floating Rate Fund

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No
Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2025, 100% of the Z Class's outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price
Treasury Reserve Fund, organized as money market funds (together, the Price
Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price
Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the
T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay no
investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange
Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2025, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE 7 - SEGMENT REPORTING
Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker (CODM) in deciding how to allocate resources and assess performance. The Management
Committee of Price Associates acts as the fund’s CODM. The fund makes investments in accordance with its investment objective as outlined in the
Prospectus and is considered one reportable segment because the CODM allocates resources and assesses the operating results of the fund on the whole.
The fund’s revenue is derived from investments in a portfolio of securities.
The CODM allocates resources and assesses performance based on the operating results of the fund, which is consistent with the results presented in the statement of operations, statement of changes in net assets and financial

T. ROWE PRICE Floating Rate Fund

highlights. The CODM compares the fund’s performance to its benchmark index and evaluates the positioning of the fund in relation to its investment objective.
The measure of segment assets is net assets of the fund which is disclosed in the statement of assets and liabilities.
The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The financial statements include all details of the segment assets, segment revenue and expenses; and reflect the financial results of the segment.
NOTE 8 - BORROWING
The fund, together with certain other U.S. registered floating rate and tax-
free high yield funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to a $1.3 billion, 364-day, syndicated credit facility (the facility).
Excluding commitments designated for the foreign investment funds, the U.S.
borrowers can borrow up to an aggregate commitment amount of $1.15 billion, of which $900 million is available to the U.S. floating rate borrowers and
$250 million is available to the U.S. tax-free high yield borrowers, on a first-
come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. The participating funds are charged administrative fees and an annual commitment fee, of
0.15% of the average daily undrawn commitment. All fees allocated to the U.S.
borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the accompanying Statement of Operations. Loans are generally unsecured;
however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Interest is charged to the fund based on its borrowings at the higher of (a) Daily Secured Overnight
Financing Rate (SOFR) plus 0.10% per annum, (b) Federal Funds Effective
Rate, or (c) the Overnight Bank Funding Rate plus an applicable margin. At
May 31, 2025, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $1,150,000,000.

T. ROWE PRICE Floating Rate Fund

NOTE 9 - OTHER MATTERS
Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict, terrorism, geopolitical and regulatory developments (including trading and tariff arrangements), and public health epidemics or threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted. These and other similar events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-
existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these or such events.

T. ROWE PRICE Floating Rate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Floating
Rate Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Floating Rate Fund, Inc. (the
"Fund") as of May 31, 2025, the related statement of operations for the year ended May 31, 2025, the statement of changes in net assets for each of the two years in the period ended May 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2025
(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the
Fund as of May 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May
31, 2025 and the financial highlights for each of the five years in the period ended May 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management.
Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Fund in accordance with the U.S.
federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Floating Rate Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 18, 2025
We have served as the auditor of one or more investment companies in the T.
Rowe Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Floating Rate Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/25
We are providing this information as required by the Internal Revenue Code.
The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For taxable non-corporate shareholders, $188,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $188,000 of the fund's income qualifies for the dividends-received deduction.
For shareholders subject to interest expense deduction limitation under Section
163(j), $287,174,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

T. ROWE PRICE Floating Rate Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 12-13, 2025 (Meeting), the Board, including all of the fund’s independent directors present in person at the Meeting, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the
Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services;
compliance and infrastructure, as well as compliance with new regulatory requirements (e.g., derivatives and liquidity risk management); maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.

T. ROWE PRICE Floating Rate Fund

Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for various periods through December 31, 2024.
Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2024, which ranked the returns of the fund’s Investor Class for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data.
In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups.
The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the Meeting, supported the
Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the
Adviser under the Advisory Contract and other direct and indirect benefits that the
Adviser (and its affiliates) may have realized from its relationship with the fund, including any research received under soft-dollar arrangements with broker-dealers.
In considering soft-dollar arrangements, the Board noted that, effective January 1,
2024, the Adviser began using brokerage commissions in connection with certain
T. Rowe Price funds’ securities transactions to pay for research when permissible, and the Board considered that the Adviser may receive some benefit from soft-
dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions.
The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the
Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(continued)

T. ROWE PRICE Floating Rate Fund

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components – a group fee rate based on the combined average net assets of most of the T. Rowe Price funds
(including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets – and the fund pays its own expenses of operations. The group fee schedule is graduated so the rate decreases as total T. Rowe Price fund assets increase and increases as total T. Rowe Price fund assets decrease. As a result, shareholders benefit from overall growth in
T. Rowe Price fund assets, which reduces the management fee rate for any fund that has a group fee component to its management fee, and reflects that certain resources utilized to operate the fund are shared with other T. Rowe Price funds thus allowing shareholders of those funds to share potential economies of scale.
The fund’s shareholders also benefit from potential economies of scale through a decline in certain operating expenses as the fund grows in size. However, the fund is also subject to contractual expense limitations that require the Adviser to waive its fees and/or bear any expenses that would otherwise cause the expenses of a share class of the fund to exceed a certain percentage based on the class’s net assets. The expense limitations mitigate the potential for an increase in operating expenses above a certain level that could impact shareholders.
The fund also offers a Z Class, which serves as an underlying investment within certain T. Rowe Price fund of fund arrangements. The Adviser waives its advisory fee on the Z Class and waives or bears the Z Class’s other operating expenses, with certain exceptions. The Board considered whether the advisory fee and operating expense waivers on the Z Class may present a means for cross-
subsidization of the Z Class by other share classes of the fund. In that regard, the
Board noted that the Z Class operating expenses are covered by the all-inclusive fees charged by the investing T. Rowe Price fund of funds and that any Z Class operating expenses not covered by the investing T. Rowe Price funds of funds’ fees are paid by the Adviser and not by shareholders of any other share class of the fund.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(continued)

T. ROWE PRICE Floating Rate Fund

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by
Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense
Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements)
in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group), fourth quintile (Expense Universe), and first quintile (Advisor Class Expense
Group); and the fund’s total expenses ranked in the fourth quintile (Investor Class
Expense Group and Expense Universe) and first quintile (Advisor Class Expense
Group).
The Adviser provided the Board with additional information with respect to the fund’s relative actual management fees and total expenses ranking in the fourth and fifth quintiles. The Board reviewed and considered the information provided relating to the fund, including other funds in the peer group, and other factors that the Board determined to be relevant.
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. The fee schedules, which are subject to
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(continued)

T. ROWE PRICE Floating Rate Fund

change, may be negotiated under certain circumstances and may differ across regions. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional domestic and international businesses are fundamentally different from those of the proprietary mutual fund and ETF (“registered fund”) business. The
Board considered information showing that the Adviser’s registered fund business is generally more complex from a business and compliance perspective than its other domestic and international businesses and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary registered fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its registered fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(continued)

1307 Point Street
Baltimore, Maryland 21231
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
F194-050 7/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration paid to Directors is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

If applicable, see Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)	Listing standards relating to recovery of erroneously awarded compensation: not applicable.

(3)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Floating Rate Fund, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 18, 2025

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 18, 2025